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                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT



         This Amendment is entered into as of May 31, 1996, between Emergent Business Capital, Inc. ("BORROWER") and NationsBank, N.A. (South)
("NATIONSBANK", formerly known as NationsBank of Georgia, N.A.).

         Borrower and NationsBank are party to a December 29, 1993 Loan and Security Agreement, as amended by Amendment No. 1 dated April
26, 1995, Amendment No. 2 dated May 22, 1995, and Amendment No. 3 dated October 10, 1995 (the "AGREEMENT").

         Borrower and NationsBank agree as follows:

         1. Definitions. Terms defined in the Agreement have the same meanings as in the Agreement when used in this Amendment.

         2.       Amendments.  The Agreement is hereby amended as follows:

         (a) Change all references to "NationsBank of Georgia, N.A." to "NationsBank, N.A. (South)".

         (b)      Add the following definitions to Section 1.1:

                  "BORROWING GROUP": ECM, EFC, and the Borrower.

                  "ECM": Emergent Commercial Mortgage, Inc.

                  "ECM L&SA": the October 10, 1995 Loan and Security Agreement between the Lender and ECM.

                  "EFC": Emergent Financial Corp.

                  "EFC L&SA": the May 31, 1996 Loan and Security Agreement between the Lender and EFC.

                  "EGI": Emergent Group, Inc.

         (c) Change the following definitions in Section 1.1 as follows:

         in "EBIT", change "the Borrower and its consolidated Subsidiaries" to "the Borrowing Group and their consolidated Subsidiaries".

         in "EVENT OF DEFAULT", change "Borrower" to "Borrower or any of its Affiliates" in clause (2), and change "Borrower" to "Borrower, ECM, or EFC" in clause (4).



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         in "INTEREST ON NATIONSBANK DEBT", change "Obligations" to "Obligations and all "Obligations" under the ECM L&SA and "Obligations" under the EFC L&SA".

         in "LOANS", change $24,000,000" to "$19,000,000".

         in "SUBORDINATED DEBT", immediately before the period, add:

                  , and any other debt of the Borrower, ECM, or EFC that is subordinated (as to right and time of payment) to such party's obligations to Lender in a manner satisfactory to the Lender in "TANGIBLE NET WORTH", change "the Borrower and its consolidated Subsidiaries" to "the Borrowing Group and their consolidated Subsidiaries".

         in "TOTAL LIABILITIES", change "the Borrower and its consolidated Subsidiaries" to "the Borrowing Group and their consolidated Subsidiaries".

         (d)      In the first proviso in Section 2.1(a), change
"$16,000,000" to "$11,000,000".

         (e) In the third paragraph in Section 2.2, change the parenthetical to read: "(I.E., $11,000,000 minus the average daily principal amount of Stub Loans outstanding)".

         (f)      Change Section 7.3(a) and (b) to read as follows:

                  (a) within 30 days after the end of each of the first 11 months in each fiscal year of the Borrower a consolidating balance sheet of the Borrowing Group and their consolidated subsidiaries (including the Borrower), as at the end of such period and statements of income and of cash flows of such corporations for such period and for the year-to-date period then ended, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, in form and detail as reasonably required by the Lender, and certified as complete and correct by the chief financial officers of the Borrowing Group, together with a certificate by such officers stating that, as of the date of such certification, no Default exists (or, if any Default exists, specifying the nature thereof and what action the Borrower has taken, is taking or proposes to take with respect thereto);

                  (b) within 90 days after the end of each fiscal year, a consolidated balance sheet of EGI and a consolidating balance sheet of EGI and its consolidated subsidiaries (including the Borrower) as at the end of such fiscal year, and statements of profit and loss, shareholders' equity, and changes in cash flows of such corporations for such year, setting forth in

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         each case in comparative form the figures for the previous fiscal year in form and detail as reasonably required by the Lender, and accompanied by an unqualified report and opinion on such financial statements (including on the supplemental schedules) from Elliot Davis & Company (or other certified public accountants satisfactory to the Lender), which report and opinion shall be prepared in accordance with GAAP, together with a certificate by the chief financial officer of EGI of the character specified in Section 7.3(a), and a certificate by such accountants stating whether or not their examination has disclosed the occurrence or existence of any Default, and, if their examination has disclosed a Default, specifying the nature and period of existence thereof, and demonstrating as at the end of such accounting period in reasonable detail compliance during such accounting period with Sections 6.18, 7.6, 7.13, 7.14, 7.15, 7.16, 8.10, 8.11, 8.12, and 8.14;

         (g) In Sections 7.13, 7.14, and 8.14, change "The Borrower" to "The Borrowing Group".

         (h)      Change ss. 7.15 to read as follows:

                  7.15 INTEREST COVERAGE RATIO. The Borrowing Group shall maintain (x) for the four-quarter period concluding at the end of each of the first three fiscal quarters in each fiscal year of the Borrowing Group, a ratio of EBIT to Interest on NationsBank Debt of at least 1.15 to 1, and (y) for the four-quarter period concluding at the end of each fiscal year of the Borrowing Group, a ratio of EBIT to Interest on NationsBank Debt of at least 1.5 to 1.

         (i)      In ss. 8.1, change clauses (c) and (d) to read as follows:

                  (c) debt underlying any purchase money security interest permitted by Section 8.2 not to exceed, in aggregated principal amount, $100,000 minus any such debt owed by ECM or EFC at any one time outstanding, (d) unsecured borrowings not to exceed in the aggregate $500,000 minus any such debt owed by ECM or EFC at any one time outstanding,

         (j) In Section 8.8 change "if it" to ", minus such equipment disposed of by ECM or EFC, if the Borrower".

         (k) In Section 8.11, delete "and" before "(b)", and change "outstanding" to "minus any advances to such employee by ECM or EFC, and (c) loans to a Guarantor.

         (l)      In ss. 8.14, change "$100,000" to "$300,000".


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         3.       Effective Date. The amendments to the Agreement set forth
in ss. 2 hereof shall be effective on the date of this Amendment (the "EFFECTIVE DATE").

         4. Representations, etc. Borrower represents, covenants, and warrants that no Default exists, and that the Obligations are owing without defense, offset, recoupment right, or counterclaim.

         5. Fees and Expenses. Borrower shall reimburse NationsBank for NationsBank's expenses in connection with this Amendment, including attorneys' fees, on demand. Borrower authorizes NationsBank to charge Borrower's line of credit under the Agreement to pay for such fees and expenses (regardless of the amount of collateral or eligible collateral then existing).

         6. The Agreement. Except as specifically amended hereby, the Agreement shall remain unchanged and continue in full force and effect in accordance with its terms. From and after the Effective Date, each reference in the Agreement (including all Exhibits and Schedules thereto) to "this Agreement", "hereto", "hereof", and terms of similar import shall refer to the Agreement as amended by this Amendment, and all references to the Agreement in any document, instrument, certificate, note, or other agreement executed in connection therewith shall be deemed to refer to the Agreement as so amended.

         7. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of Georgia.

         8. Further Assurances. Borrower shall promptly and duly execute and deliver such documents, and take such further action, as NationsBank reasonably requests to effectuate the purpose and intent of this Amendment.

         9. Headings. Section headings in this Amendment are for convenience only, and are not a substantive part of this Amendment.

         10.      Counterparts.     This Amendment may be executed separately
in counterparts.


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         IN WITNESS WHEREOF, Borrower and NationsBank have executed this
Amendment No. 4 to Loan and Security Agreement.

[Seal]                                      EMERGENT BUSINESS CAPITAL, INC.

Attest:
                                     By: (Signature of: Keith B. Giddens)
                                     Title: CEO
(Signature of Kevin J. Mast)
-------------------------
         Secretary

                                     NATIONSBANK, N.A. (SOUTH)


                                     By: (Signature of: John F. Bohan)
                                     Title: Vice President




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